SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): April 8, 1999



                          IPC INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                     0-25492                    58-1636502
         --------                     -------                    ----------
     (State or other              (Commission File             (IRS Employer
     jurisdiction of                  Number)               Identification No.)
      incorporation)



           WALL STREET PLAZA, 88 PINE STREET, NEW YORK, NEW YORK 10005 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 825-9060




                                      NONE
          (Former name or former address, if changed since last report)


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ITEM 2. OTHER EVENTS

         IPC Information Systems, Inc. (the "Company") and International Exchange Networks, Ltd. ("IXnet"), a subsidiary of the Company, intend to reorganize IXnet into a holding company structure owned by the Company after which it is intended that the holding company will offer up to 20% of its common stock in an initial public offering through a syndicate of underwriters on a firm commitment basis.

ITEMS 1 THROUGH 4, 6, 8 AND 9.

         Not applicable.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)      The following Exhibit is filed as part of this report:



    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------

        99.1                       Press Release issued on April 8, 1999.



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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IPC INFORMATION SYSTEMS, INC.



                                   By: /s/ Gerald E. Starr
                                       -----------------------------------------
                                           Gerald E. Starr
                                           President and Chief Executive Officer


Dated:  April 22, 1999


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